SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 21, 2005

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

WASHINGTON	000-27687	91-1650880

(State or Other Jurisdiction		(IRS Employer
of Incorporation)	(Commission File Number)	Identification No.)

110 110th Ave NE, Suite 200
Bellevue, WA 98004
425-519-5900
(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BSQUARE CORPORATION

FORM 8-K

January 21, 2005

Item 2.02.   Results of Operations and Financial Condition.

     On January 21, 2005, BSQUARE Corporation. (the “Company”) issued a press release announcing the date of its fourth quarter earnings release and conference call and announcing certain preliminary fourth quarter financial results. A copy of the Company’s press release discussing this announcement and the preliminary financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

     The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

     (c) The following exhibit is furnished with this Form 8-K pursuant to Item 2.02:

Exhibit No.	Description

99.1	Press release, dated January 21, 2005, issued by BSQUARE Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: January 21, 2005	By:	/s/ Scott C. Mahan
Scott C. Mahan
Vice President Finance and Chief Financial Officer